Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Supplement
September 30, 2015

Notes:
The preparation of financial statement data in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.
Non-Regulatory Capital Ratios
In addition to capital ratios defined by banking regulators, the Company considers various other measures when evaluating capital utilization and adequacy, including:

•	Tangible common equity to tangible assets,

•	Tier 1 common equity to risk-weighted assets using Basel I definitions (through 4Q 2014), and

•	Tangible common equity to risk-weighted assets using Basel I definition (through 4Q 2014) and Basel III definition (beginning 1Q 2015).
These non-regulatory capital ratios are viewed by management as useful additional methods of reflecting the level of capital available to withstand unexpected market conditions. Additionally, presentation of these ratios allows readers to compare the Company’s capitalization to other financial services companies. These ratios differ from capital ratios defined by banking regulators principally in that the numerator excludes preferred securities, the nature and extent of which varies among different financial services companies. These ratios are not defined in GAAP or federal banking regulations. As a result, these non-regulatory capital ratios disclosed by the Company may be considered non-GAAP financial measures.
Because there are no standardized definitions for these non-regulatory capital ratios, the Company’s calculation methods may differ from those used by other financial services companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider the consolidated financial statements and other financial information contained in the related press release in their entirety, and not to rely on any single financial measure.

Huntington Bancshares Incorporated
Quarterly Key Statistics(1)
(Unaudited)

	2015	2015	2014	Percent Changes vs.
(dollar amounts in thousands, except as noted)	Third	Second	Third	2Q15	3Q14
Net interest income (3)	$503,623	$498,648	$473,841	1%	6%
FTE adjustment	(8,168)	(7,962)	(7,506)	3	9
Net interest income	495,455	490,686	466,335	1	6
Provision for credit losses	22,476	20,419	24,480	10	(8)
Noninterest income	253,119	281,773	247,349	(10)	2
Noninterest expense	526,508	491,777	480,318	7	10
Income before income taxes	199,590	260,263	208,886	(23)	(4)
Provision for income taxes	47,002	64,057	53,870	(27)	(13)
Net income	152,588	196,206	155,016	(22)	(2)
Dividends on preferred shares	7,968	7,968	7,964	—	—
Net income applicable to common shares	$144,620	$188,238	$147,052	(23)%	(2)%

Net income per common share - diluted	$0.18	$0.23	$0.18	(22)%	—%
Cash dividends declared per common share	0.06	0.06	0.05	—	20
Tangible book value per common share at end of period	6.88	6.71	6.53	3	5

Number of common shares repurchased	6,764	8,834	5,438	(23)	24
Average common shares - basic	800,883	806,891	816,497	(1)	(2)
Average common shares - diluted	814,326	820,238	829,623	(1)	(2)
Ending common shares outstanding	796,659	803,066	814,454	(1)	(2)

Return on average assets	0.87%	1.16%	0.97%
Return on average common shareholders’ equity	9.3	12.3	9.9
Return on average tangible common shareholders’ equity(2)	10.7	14.4	11.4
Net interest margin(3)	3.16	3.20	3.20
Efficiency ratio(4)	69.1	61.7	65.3
Effective tax rate	23.5	24.6	25.8

Average total assets (millions)	$69,304	$67,883	$63,473	2	9
Average earning assets (millions)	63,323	62,569	58,707	1	8
Average loans and leases (millions)	49,046	47,899	46,113	2	6
Average loans and leases - linked quarter annualized growth rate	9.6%	1.0%	9.7%
Average total deposits (millions)	$54,379	$52,639	$48,978	3	11
Average core deposits(5) (millions)	50,891	49,192	46,119	3	10
Average core deposits - linked quarter annualized growth rate	13.8%	3.4%	4.5%
Average shareholders’ equity (millions)	$6,573	$6,517	$6,292	1	4
Average tangible common shareholders' equity (millions)	5,469	5,409	5,350	1	2

Total assets at end of period (millions)	70,210	68,846	64,331	2	9
Total shareholders’ equity at end of period (millions)	6,583	6,496	6,284	1	5

NCOs as a % of average loans and leases	0.13%	0.21%	0.26%
NAL ratio	0.72	0.75	0.70
NPA ratio(6)	0.77	0.81	0.78
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	1.19	1.23	1.35
ALLL plus allowance for unfunded loan commitments and letters of credit (ACL) as a % of total loans and leases at the end of period	1.32	1.34	1.47
ACL as a % of NALs	184	180	211
ACL as a % of NPAs	172	165	188

Common equity tier 1 risk-based capital ratio	9.72	9.65	N.A.
Tier 1 common risk-based capital ratio(7)(9)	N.A.	N.A.	10.31
Tangible common equity / tangible asset ratio(8)	7.89	7.91	8.35
See Notes to the Quarterly Key Statistics.

Huntington Bancshares Incorporated
Year To Date Key Statistics(1)
(Unaudited)

	Nine Months Ended September 30,		Change
(dollar amounts in thousands, except as noted)	2015	2014	Amount	Percent
Net interest income(3)	$1,477,516	$1,383,917	$93,599	7%
FTE adjustment	(23,690)	(20,028)	(3,662)	18
Net interest income	1,453,826	1,363,889	89,937	7
Provision for credit losses	63,486	78,495	(15,009)	(19)
Noninterest income	766,515	745,901	20,614	3
Noninterest expense	1,477,142	1,399,075	78,067	6
Income before income taxes	679,713	632,220	47,493	8
Provision for income taxes	165,065	163,442	1,623	1
Net Income	514,648	468,778	45,870	10
Dividends on preferred shares	23,901	23,891	10	—
Net income applicable to common shares	$490,747	$444,887	$45,860	10%

Net income per common share - diluted	$0.60	$0.53	$0.07	13%
Cash dividends declared per common share	0.18	0.15	0.03	20

Average common shares - basic	805,851	820,884	(15,033)	(2)
Average common shares - diluted	819,458	833,927	(14,469)	(2)

Return on average assets	1.01%	1.02%
Return on average common shareholders’ equity	10.7	10.2
Return on average tangible common shareholders’ equity(2)	12.4	11.7
Net interest margin(3)	3.17	3.25
Efficiency ratio(4)	64.8	64.7
Effective tax rate	24.3	25.9

Average total assets (millions)	$67,823	$61,680	6,143	10
Average earning assets (millions)	62,369	56,929	5,440	10
Average loans and leases (millions)	48,245	44,863	3,382	8
Average total deposits (millions)	53,057	48,280	4,777	10
Average core deposits(5) (millions)	49,627	45,645	3,982	9
Average shareholders’ equity (millions)	6,502	6,235	267	4
Average tangible common shareholders' equity (millions)	5,446	5,308	138	3

NCOs as a % of average loans and leases	0.18%	0.30%
NAL ratio	0.72	0.70
NPA ratio(6)	0.77	0.78
See Notes to the Annual and Quarterly Key Statistics.

Key Statistics Footnotes

(1)	Comparisons for all presented periods are impacted by a number of factors. Refer to Significant Items.

(2)
Net income excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(3)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

(4)	Noninterest expense less amortization of intangibles and goodwill impairment divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).

(5)	Includes noninterest-bearing and interest-bearing demand deposits, money market deposits, savings and other domestic deposits, and core certificates of deposit.

(6)	NPAs include other real estate owned.

(7)	September 30, 2015, figures are estimated.

(8)
Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(9)
On January 1, 2015, we became subject to the Basel III capital requirements and the standardized approach for calculating risk-weighted assets in accordance with subpart D of the final capital rule. Ratios prior to January 1, 2015 were not retrospectively updated and are presented on a Basel 1 basis.

(N.A.)	Not applicable. See footnote 9 above.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

	2015	2014	Percent Changes vs.
(dollar amounts in thousands, except number of shares)	September 30,	December 31,	4Q14
	(Unaudited)
Assets
Cash and due from banks	$1,024,358	$1,220,565	(16)%
Interest-bearing deposits in banks	65,805	64,559	2
Trading account securities	38,609	42,191	(8)
Loans held for sale	675,636	416,327	62
Available-for-sale and other securities	11,094,868	9,384,670	18
Held-to-maturity securities	3,157,688	3,379,905	(7)
Loans and leases(1)	49,655,909	47,655,726	4
Allowance for loan and lease losses	(591,938)	(605,196)	(2)
Net loans and leases	49,063,971	47,050,530	4
Bank owned life insurance	1,748,328	1,718,436	2
Premises and equipment	620,515	616,407	1
Goodwill	676,869	522,541	30
Other intangible assets	58,793	74,671	(21)
Accrued income and other assets	1,984,738	1,807,208	10
Total assets	$70,210,178	$66,298,010	6%

Liabilities and shareholders’ equity
Liabilities
Deposits(2)	$54,244,711	$51,732,151	5%
Short-term borrowings	1,453,812	2,397,101	(39)
Long-term debt	6,359,445	4,335,962	47
Accrued expenses and other liabilities	1,569,573	1,504,626	4
Total liabilities	63,627,541	59,969,840	6

Shareholder’s equity
Preferred stock - authorized 6,617,808 shares-
Series A, 8.50% fixed rate, non-cumulative perpetual convertible preferred stock, par value of $0.01, and liquidation value per share of $1,000	362,507	362,507	—
Series B, floating rate, non-voting, non-cumulative perpetual preferred stock, par value of $0.01, and liquidation value per share of $1,000	23,785	23,785	—
Common stock - Par value of $0.01	7,987	8,131	(2)
Capital surplus	7,053,902	7,221,745	(2)
Less treasury shares, at cost	(17,464)	(13,382)	31
Accumulated other comprehensive loss	(139,739)	(222,292)	(37)
Retained (deficit) earnings	(708,341)	(1,052,324)	(33)
Total shareholders’ equity	6,582,637	6,328,170	4
Total liabilities and shareholders’ equity	$70,210,178	$66,298,010	6%

Common shares authorized (par value of $0.01)	1,500,000,000	1,500,000,000
Common shares issued	798,663,649	813,136,321
Common shares outstanding	796,659,440	811,454,676
Treasury shares outstanding	2,004,209	1,681,645
Preferred shares issued	1,967,071	1,967,071
Preferred shares outstanding	398,007	398,007

(1)	See page 5 for detail of loans and leases.

(2)	See page 6 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition
(Unaudited)

	2015		2015		2015		2014		2014
(dollar amounts in millions)	September 30,		June 30,		March 31,		December 31,		September 30,

Ending Balances by Type:
Commercial:
Commercial and industrial	$20,040	40%	$20,003	41%	$20,109	42%	$19,033	40%	$18,791	40%
Commercial real estate:
Construction	1,110	2	1,021	2	910	2	875	2	850	2
Commercial	4,294	9	4,192	9	4,157	9	4,322	9	4,141	9
Commercial real estate	5,404	11	5,213	11	5,067	11	5,197	11	4,991	11
Total commercial	25,444	51	25,216	52	25,176	53	24,230	51	23,782	51
Consumer:
Automobile	9,160	19	8,549	18	7,803	16	8,690	18	8,322	18
Home equity	8,461	17	8,526	17	8,492	18	8,491	18	8,436	18
Residential mortgage	6,071	12	5,987	12	5,795	12	5,831	12	5,788	12
Other consumer	520	1	474	1	430	1	414	1	395	1
Total consumer	24,212	49	23,536	48	22,520	47	23,426	49	22,941	49
Total loans and leases	$49,656	100%	$48,752	100%	$47,696	100%	$47,656	100%	$46,723	100%

Ending Balances by Business Segment:
Retail and Business Banking	$13,648	28%	$13,673	28%	$13,515	28%	$13,199	28%	$13,136	28%
Commercial Banking	13,144	26	12,980	27	13,066	28	12,362	26	11,919	26
AFCRE	16,411	33	15,609	32	14,812	31	15,640	33	15,229	33
RBHPCG	2,992	6	2,968	6	2,896	6	2,963	6	2,938	6
Home Lending	3,437	7	3,405	7	3,336	7	3,391	7	3,372	7
Treasury / Other	24	—	117	—	71	—	101	—	129	—
Total loans and leases	$49,656	100%	$48,752	100%	$47,696	100%	$47,656	100%	$46,723	100%

	2015		2015		2015		2014		2014
	Third		Second		First		Fourth		Third
Average Balances by Business Segment:
Retail and Business Banking	$13,704	28%	$13,646	29%	$13,523	28%	$13,168	28%	$13,100	28%
Commercial Banking	12,937	26	12,808	27	12,140	26	12,389	27	11,702	25
AFCRE	15,895	33	15,071	31	15,779	33	15,160	32	14,926	32
RBHPCG	2,979	6	2,930	6	2,890	6	2,949	6	2,901	7
Home Lending	3,438	7	3,339	7	3,360	7	3,327	7	3,377	8
Treasury / Other	93	—	105	—	88	—	99	—	107	—
Total loans and leases	$49,046	100%	$47,899	100%	$47,780	100%	$47,092	100%	$46,113	100%

Huntington Bancshares Incorporated
Deposits Composition
(Unaudited)

	2015		2015		2015		2014		2014
(dollar amounts in millions)	September 30,		June 30,		March 31,		December 31,		September 30,

Ending Balances by Type:
Demand deposits - noninterest-bearing	$16,935	31%	$17,011	32%	$15,960	30%	$15,393	30%	$14,754	29%
Demand deposits - interest-bearing	6,574	12	6,627	12	6,537	13	6,248	12	6,052	12
Money market deposits	19,494	36	18,580	35	18,933	36	18,986	37	18,174	36
Savings and other domestic deposits	5,189	10	5,240	10	5,288	10	5,048	10	5,038	10
Core certificates of deposit	2,483	5	2,580	5	2,709	5	2,936	5	3,150	6
Total core deposits	50,675	94	50,038	94	49,427	94	48,611	94	47,168	93
Other domestic deposits of $250,000 or more	263	—	178	—	189	—	198	—	202	1
Brokered deposits and negotiable CDs	2,904	5	2,705	5	2,682	5	2,522	5	2,357	5
Deposits in foreign offices	403	1	552	1	535	1	401	1	402	1
Total deposits	$54,245	100%	$53,473	100%	$52,833	100%	$51,732	100%	$50,129	100%
Total core deposits:
Commercial	$24,886	49%	$24,103	48%	$23,061	47%	$22,725	47%	$21,753	46%
Consumer	25,789	51	25,935	52	26,366	53	25,886	53	25,415	54
Total core deposits	$50,675	100%	$50,038	100%	$49,427	100%	$48,611	100%	$47,168	100%

Ending Balances by Business Segment:
Retail and Business Banking	$29,979	55%	$29,983	56%	$30,150	57%	$29,350	57%	$29,265	58%
Commercial Banking	11,826	22	10,908	20	11,195	21	11,185	21	10,791	22
AFCRE	1,522	3	1,519	3	1,443	3	1,378	3	1,362	3
RBHPCG	7,377	14	7,265	14	6,707	13	6,728	13	5,898	11
Home Lending	305	—	340	1	350	—	327	1	269	1
Treasury / Other(1)	3,236	6	3,458	6	2,988	6	2,764	5	2,544	5
Total deposits	$54,245	100%	$53,473	100%	$52,833	100%	$51,732	100%	$50,129	100%

	2015		2015		2015		2014		2014
	Third		Second		First		Fourth		Third
Average Balances by Business Segment:
Retail and Business Banking	$30,152	55%	$30,126	57%	$29,727	57%	$29,481	58%	$28,865	59%
Commercial Banking	11,567	21	10,848	20	11,140	21	10,632	21	10,248	21
AFCRE	1,494	3	1,487	3	1,375	3	1,315	3	1,285	2
RBHPCG	7,692	14	6,780	13	6,736	13	6,389	12	5,958	12
Home Lending	342	1	388	1	321	1	323	1	294	1
Treasury / Other(1)	3,132	6	3,010	6	2,830	5	2,612	5	2,328	5
Total deposits	$54,379	100%	$52,639	100%	$52,129	100%	$50,752	100%	$48,978	100%

(1)	Comprised primarily of national market deposits.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Average Balances
	2015	2015	2015	2014	2014	Percent Changes vs.
(dollar amounts in millions)	Third	Second	First	Fourth	Third	2Q15	3Q14
Assets
Interest-bearing deposits in banks	$89	$89	$94	$85	$82	—%	9%
Loans held for sale	464	1,272	381	374	351	(64)	32
Securities:
Available-for-sale and other securities:
Taxable	8,310	7,916	7,664	7,291	6,935	5	20
Tax-exempt	2,136	2,028	1,874	1,684	1,620	5	32
Total available-for-sale and other securities	10,446	9,944	9,538	8,975	8,555	5	22
Trading account securities	52	41	53	49	50	27	4
Held-to-maturity securities - taxable	3,226	3,324	3,347	3,435	3,556	(3)	(9)
Total securities	13,724	13,309	12,938	12,459	12,161	3	13
Loans and leases:(1)
Commercial:
Commercial and industrial	19,802	19,819	19,116	18,880	18,581	—	7
Commercial real estate:
Construction	1,101	970	887	822	775	14	42
Commercial	4,193	4,214	4,275	4,262	4,188	—	—
Commercial real estate	5,294	5,184	5,162	5,084	4,963	2	7
Total commercial	25,096	25,003	24,278	23,964	23,544	—	7
Consumer:
Automobile	8,879	8,083	8,783	8,512	8,012	10	11
Home equity	8,526	8,503	8,484	8,452	8,412	—	1
Residential mortgage	6,048	5,859	5,810	5,751	5,747	3	5
Other consumer	497	451	425	413	398	10	25
Total consumer	23,950	22,896	23,502	23,128	22,569	5	6
Total loans and leases	49,046	47,899	47,780	47,092	46,113	2	6
Allowance for loan and lease losses	(609)	(608)	(612)	(631)	(633)	—	(4)
Net loans and leases	48,437	47,291	47,168	46,461	45,480	2	7
Total earning assets	63,323	62,569	61,193	60,010	58,707	1	8
Cash and due from banks	1,555	926	935	929	887	68	75
Intangible assets	739	745	593	602	583	(1)	27
All other assets	4,296	4,251	4,142	4,022	3,929	1	9
Total assets	$69,304	$67,883	$66,251	$64,932	$63,473	2%	9%
Liabilities and shareholders’ equity
Deposits:
Demand deposits - noninterest-bearing	$17,017	$15,893	$15,253	$15,179	$14,090	7%	21%
Demand deposits - interest-bearing	6,604	6,584	6,173	5,948	5,913	—	12
Total demand deposits	23,621	22,477	21,426	21,127	20,003	5	18
Money market deposits	19,512	18,803	19,368	18,401	17,929	4	9
Savings and other domestic deposits	5,224	5,273	5,169	5,052	5,020	(1)	4
Core certificates of deposit	2,534	2,639	2,814	3,058	3,167	(4)	(20)
Total core deposits	50,891	49,192	48,777	47,638	46,119	3	10
Other domestic deposits of $250,000 or more	217	184	195	201	223	18	(3)
Brokered deposits and negotiable CDs	2,779	2,701	2,600	2,434	2,262	3	23
Deposits in foreign offices	492	562	557	479	374	(12)	32
Total deposits	54,379	52,639	52,129	50,752	48,978	3	11
Short-term borrowings	844	2,153	1,882	2,683	3,193	(61)	(74)
Long-term debt	6,066	5,139	4,374	3,956	3,967	18	53
Total interest-bearing liabilities	44,272	44,038	43,132	42,212	42,048	1	5
All other liabilities	1,442	1,435	1,450	1,167	1,043	—	38
Shareholders’ equity	6,573	6,517	6,416	6,374	6,292	1	4
Total liabilities and shareholders’ equity	$69,304	$67,883	$66,251	$64,932	$63,473	2%	9%
(1)Includes nonaccrual loans

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Interest Income / Expense(1)
(Unaudited)

	Interest Income / Expense
	2015	2015	2015	2014	2014
(dollar amounts in thousands)	Third	Second	First	Fourth	Third
Assets
Interest-bearing deposits in banks	$13	$19	$41	$50	$39
Loans held for sale	4,422	10,546	3,520	3,566	3,487
Securities:
Available-for-sale and other securities:
Taxable	52,141	51,525	47,856	47,531	43,066
Tax-exempt	16,671	15,875	14,288	13,718	12,245
Total available-for-sale and other securities	68,812	67,400	62,144	61,249	55,311
Trading account securities	128	104	155	128	107
Held-to-maturity securities - taxable	19,812	20,741	20,667	21,013	21,777
Total securities	88,752	88,245	82,966	82,390	77,195
Loans and leases:
Commercial:
Commercial and industrial	180,997	180,992	158,917	161,530	163,765
Commercial real estate:
Construction	9,917	8,825	8,462	9,034	8,673
Commercial	36,785	36,329	38,197	37,789	38,542
Commercial real estate	46,702	45,154	46,659	46,823	47,215
Total commercial	227,699	226,146	205,576	208,353	210,980
Consumer:
Automobile	72,341	64,575	70,140	71,449	68,786
Home equity	86,254	84,215	84,382	86,176	86,372
Residential mortgage	56,048	54,496	54,432	55,186	54,352
Other consumer	11,116	9,515	8,599	7,977	7,355
Total consumer	225,759	212,801	217,553	220,788	216,865
Total loans and leases	453,458	438,947	423,129	429,141	427,845
Total earning assets	$546,645	$537,757	$509,656	$515,147	$508,566

Liabilities
Deposits:
Demand deposits - noninterest-bearing	$—	$—	$—	$—	$—
Demand deposits - interest-bearing	1,211	984	693	588	601
Total demand deposits	1,211	984	693	588	601
Money market deposits	11,200	10,435	10,226	10,261	10,407
Savings and other domestic deposits	1,840	1,775	1,914	2,091	2,050
Core certificates of deposit	5,135	5,161	5,282	5,764	5,909
Total core deposits	19,386	18,355	18,115	18,704	18,967
Other domestic deposits of $250,000 or more	237	204	204	220	246
Brokered deposits and negotiable CDs	1,178	1,121	1,069	1,128	1,126
Deposits in foreign offices	163	185	179	156	121
Total deposits	20,964	19,865	19,567	20,208	20,460
Short-term borrowings	192	731	542	820	878
Long-term debt	21,866	18,513	14,302	13,345	13,387
Total interest bearing liabilities	43,022	39,109	34,411	34,373	34,725
Net interest income	$503,623	$498,648	$475,245	$480,774	$473,841

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 35% tax rate. See page 10 for the FTE adjustment.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Yield
(Unaudited)

	Average Rates(2)
	2015	2015	2015	2014	2014
Fully-taxable equivalent basis(1)	Third	Second	First	Fourth	Third
Assets
Interest-bearing deposits in banks	0.06%	0.08%	0.18%	0.23%	0.19%
Loans held for sale	3.81	3.32	3.69	3.82	3.98
Securities:
Available-for-sale and other securities:
Taxable	2.51	2.60	2.50	2.61	2.48
Tax-exempt	3.12	3.13	3.05	3.26	3.02
Total available-for-sale and other securities	2.63	2.71	2.61	2.73	2.59
Trading account securities	0.97	1.00	1.17	1.05	0.85
Held-to-maturity securities - taxable	2.46	2.50	2.47	2.45	2.45
Total securities	2.59	2.65	2.57	2.65	2.54
Loans and leases:(3)
Commercial:
Commercial and industrial	3.58	3.61	3.33	3.35	3.45
Commercial real estate:
Construction	3.52	3.60	3.81	4.30	4.38
Commercial	3.43	3.41	3.57	3.47	3.60
Commercial real estate	3.45	3.45	3.62	3.60	3.72
Total commercial	3.55	3.58	3.39	3.40	3.51
Consumer:
Automobile	3.23	3.20	3.24	3.33	3.41
Home equity	4.01	3.97	4.03	4.05	4.07
Residential mortgage	3.71	3.72	3.75	3.84	3.78
Other consumer	8.88	8.45	8.20	7.68	7.31
Total consumer	3.75	3.73	3.74	3.80	3.82
Total loans and leases	3.65	3.65	3.56	3.60	3.66
Total earning assets	3.42	3.45	3.38	3.41	3.44
Liabilities
Deposits:
Demand deposits - noninterest-bearing	—	—	—	—	—
Demand deposits - interest-bearing	0.07	0.06	0.05	0.04	0.04
Total demand deposits	0.02	0.02	0.01	0.01	0.01
Money market deposits	0.23	0.22	0.21	0.22	0.23
Savings and other domestic deposits	0.14	0.14	0.15	0.16	0.16
Core certificates of deposit	0.80	0.78	0.76	0.75	0.74
Total core deposits	0.23	0.22	0.22	0.23	0.23
Other domestic deposits of $250,000 or more	0.43	0.44	0.42	0.43	0.44
Brokered deposits and negotiable CDs	0.17	0.17	0.17	0.18	0.20
Deposits in foreign offices	0.13	0.13	0.13	0.13	0.13
Total deposits	0.22	0.22	0.22	0.23	0.23
Short-term borrowings	0.09	0.14	0.12	0.12	0.11
Long-term debt	1.44	1.44	1.31	1.35	1.35
Total interest-bearing liabilities	0.39	0.36	0.32	0.32	0.33
Net interest rate spread	3.03	3.09	3.06	3.09	3.11
Impact of noninterest-bearing funds on margin	0.13	0.11	0.09	0.09	0.09
Net interest margin	3.16%	3.20%	3.15%	3.18%	3.20%
Commercial Loan Derivative Impact
(Unaudited)

	Average Rates (2)
	2015	2015	2015	2014	2014
Fully-taxable equivalent basis(1)	Third	Second	First	Fourth	Third
Commercial loans(2)(3)	3.36%	3.38%	3.18%	3.20%	3.30%
Impact of commercial loan derivatives	0.19	0.20	0.21	0.20	0.21
Total commercial - as reported	3.55%	3.58%	3.39%	3.40%	3.51%

Average 30 day LIBOR	0.20%	0.18%	0.17%	0.16%	0.15%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 10 for the FTE adjustment.

(2)	Loan, lease, and deposit average rates include impact of applicable derivatives, non-deferrable fees, and amortized fees.

(3)	Includes the impact of nonaccrual loans.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data(1)
(Unaudited)

	2015	2015	2015	2014	2014
(dollar amounts in thousands, except per share amounts)	Third	Second	First	Fourth	Third
Interest income	$538,477	$529,795	$502,096	$507,625	$501,060
Interest expense	43,022	39,109	34,411	34,373	34,725
Net interest income	495,455	490,686	467,685	473,252	466,335
Provision for credit losses	22,476	20,419	20,591	2,494	24,480
Net interest income after provision for credit losses	472,979	470,267	447,094	470,758	441,855
Service charges on deposit accounts	75,157	70,118	62,220	67,408	69,118
Trust services	24,972	26,550	29,039	28,781	28,045
Electronic banking	30,832	30,259	27,398	27,993	27,275
Mortgage banking income	18,956	38,518	22,961	14,030	25,051
Brokerage income	15,059	15,184	15,500	16,050	17,155
Insurance income	16,204	17,637	15,895	16,252	16,729
Bank owned life insurance income	12,719	13,215	13,025	14,988	14,888
Capital markets fees	12,741	13,192	13,905	13,791	10,246
Gain on sale of loans	5,873	12,453	4,589	5,408	8,199
Securities gains (losses)	188	82	—	(104)	198
Other income	40,418	44,565	27,091	28,681	30,445
Total noninterest income	253,119	281,773	231,623	233,278	247,349
Personnel costs	286,270	282,135	264,916	263,289	275,409
Outside data processing and other services	58,535	58,508	50,535	53,685	53,073
Net occupancy	29,061	28,861	31,020	31,565	34,405
Equipment	31,303	31,694	30,249	31,981	30,183
Professional services	11,961	12,593	12,727	15,665	13,763
Marketing	12,179	15,024	12,975	12,466	12,576
Deposit and other insurance expense	11,550	11,787	10,167	13,099	11,628
Amortization of intangibles	3,913	9,960	10,206	10,653	9,813
Other expense	81,736	41,215	36,062	50,868	39,468
Total noninterest expense	526,508	491,777	458,857	483,271	480,318
Income before income taxes	199,590	260,263	219,860	220,765	208,886
Provision for income taxes	47,002	64,057	54,006	57,151	53,870
Net income	$152,588	$196,206	$165,854	$163,614	$155,016
Dividends on preferred shares	7,968	7,968	7,965	7,963	7,964
Net income applicable to common shares	$144,620	$188,238	$157,889	$155,651	$147,052

Average common shares - basic	800,883	806,891	809,778	811,967	816,497
Average common shares - diluted	814,326	820,238	823,809	825,338	829,623

Per common share
Net income - basic	0.18	0.23	0.19	0.19	0.18
Net income - diluted	0.18	0.23	0.19	0.19	0.18
Cash dividends declared	0.06	0.06	0.06	0.06	0.05

Revenue - fully-taxable equivalent (FTE)
Net interest income	$495,455	$490,686	$467,685	$473,252	$466,335
FTE adjustment	8,168	7,962	7,560	7,522	7,506
Net interest income(2)	503,623	498,648	475,245	480,774	473,841
Noninterest income	253,119	281,773	231,623	233,278	247,349
Total revenue(2)	$756,742	$780,421	$706,868	$714,052	$721,190

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to Significant Items.

(2)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Income
(Unaudited)

	2015	2015	2015	2014	2014	Percent Changes vs.
(dollar amounts in thousands, except as noted)	Third	Second	First	Fourth	Third	2Q15	3Q14
Mortgage banking income
Origination and secondary marketing	$20,005	$26,350	$20,032	$12,940	$15,546	(24)%	29%
Servicing fees	10,763	10,677	10,842	8,004	10,786	1	—
Amortization of capitalized servicing	(6,080)	(6,965)	(6,979)	(6,050)	(6,119)	(13)	(1)
Other mortgage banking income	2,691	2,467	3,549	2,912	4,075	9	(34)
Subtotal	27,379	32,529	27,444	17,806	24,288	(16)	13
MSR valuation adjustment(1)	(14,113)	14,525	(9,164)	(7,080)	989	N.R.	N.R.
Net trading gains (losses) related to MSR hedging	5,690	(8,536)	4,681	3,304	(226)	N.R.	N.R.
Total mortgage banking income	$18,956	$38,518	$22,961	$14,030	$25,051	(51)%	(24)%
Mortgage originations (in millions)	$1,259	$1,454	$980	$922	$997	(13)%	26%
Capitalized mortgage servicing rights(2)	153,532	163,808	145,909	155,598	161,900	(6)	(5)
Total mortgages serviced for others (in millions)(2)	15,941	15,722	15,569	15,637	15,593	1	2
MSR % of investor servicing portfolio(2)	0.96%	1.04%	0.94%	1.00%	1.04%	(8)	(8)
Net impact of MSR hedging
MSR valuation adjustment(1)	$(14,113)	$14,525	$(9,164)	$(7,080)	$989	N.R.	N.R.
Net trading gains (losses) related to MSR hedging	5,690	(8,536)	4,681	3,304	(226)	N.R.	N.R.
Net gain (loss) of MSR hedging	$(8,423)	$5,989	$(4,483)	$(3,776)	$763	N.R.	N.R.

N.R.	Not relevant

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	2015	2015	2015	2014	2014
(dollar amounts in thousands)	Third	Second	First	Fourth	Third
Allowance for loan and lease losses, beginning of period	$599,542	$605,126	$605,196	$631,036	$635,101
Loan and lease losses	(60,875)	(46,970)	(55,075)	(56,252)	(58,511)
Recoveries of loans previously charged off	44,712	21,595	30,643	33,277	28,488
Net loan and lease losses	(16,163)	(25,375)	(24,432)	(22,975)	(30,023)
Provision for loan and lease losses	13,624	19,790	26,655	(2,863)	25,958
Allowance of assets sold or transferred to loans held for sale	(5,065)	1	(2,293)	(2)	—
Allowance for loan and lease losses, end of period	591,938	599,542	605,126	605,196	631,036
Allowance for unfunded loan commitments and letters of credit, beginning of period	55,371	54,742	60,806	55,449	56,927
Provision for (reduction in) unfunded loan commitments and letters of credit losses	8,852	629	(6,064)	5,357	(1,478)
Allowance for unfunded loan commitments and letters of credit, end of period	64,223	55,371	54,742	60,806	55,449
Total allowance for credit losses, end of period	$656,161	$654,913	$659,868	$666,002	$686,485
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.19%	1.23%	1.27%	1.27%	1.35%
Nonaccrual loans and leases (NALs)	166	165	166	202	194
Nonperforming assets (NPAs)	155	151	151	179	173
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.32%	1.34%	1.38%	1.40%	1.47%
Nonaccrual loans and leases	184	180	181	222	211
Nonperforming assets	172	165	165	197	188

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	2015	2015	2015	2014	2014
(dollar amounts in thousands)	Third	Second	First	Fourth	Third
Net charge-offs (recoveries) by loan and lease type:
Commercial:
Commercial and industrial	$9,858	$4,411	$11,403	$333	$12,587
Commercial real estate:
Construction	(309)	164	(383)	(1,747)	2,171
Commercial	(13,512)	5,361	(3,629)	1,565	(8,178)
Commercial real estate	(13,821)	5,525	(4,012)	(182)	(6,007)
Total commercial	(3,963)	9,936	7,391	151	6,580
Consumer:
Automobile	4,908	3,442	4,248	6,024	3,976
Home equity	5,869	4,650	4,625	6,321	6,448
Residential mortgage	2,010	2,142	2,816	3,059	5,428
Other consumer	7,339	5,205	5,352	7,420	7,591
Total consumer	20,126	15,439	17,041	22,824	23,443
Total net charge-offs	$16,163	$25,375	$24,432	$22,975	$30,023

Net charge-offs (recoveries)—annualized percentages:
Commercial:
Commercial and industrial	0.20%	0.09%	0.24%	0.01%	0.27%
Commercial real estate:
Construction	(0.11)	0.07	(0.17)	(0.85)	1.12
Commercial	(1.29)	0.51	(0.34)	0.15	(0.78)
Commercial real estate	(1.04)	0.43	(0.31)	(0.01)	(0.48)
Total commercial	(0.06)	0.16	0.12	—	0.11
Consumer:
Automobile	0.22	0.17	0.19	0.28	0.20
Home equity	0.28	0.22	0.22	0.30	0.31
Residential mortgage	0.13	0.15	0.19	0.21	0.38
Other consumer	5.91	4.61	5.03	7.20	7.61
Total consumer	0.34	0.27	0.29	0.39	0.42
Net charge-offs as a % of average loans	0.13%	0.21%	0.20%	0.20%	0.26%

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	2015	2015	2015	2014	2014
(dollar amounts in thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
Nonaccrual loans and leases (NALs): (1)
Commercial and industrial	$157,902	$149,713	$133,363	$71,974	$90,265
Commercial real estate	27,516	43,888	49,263	48,523	59,812
Automobile	5,551	4,190	4,448	4,623	4,834
Residential mortgage	98,908	91,198	98,093	96,564	98,139
Home equity	66,446	75,282	79,169	78,515	72,715
Other consumer	154	68	77	45	—
Total nonaccrual loans and leases	356,477	364,339	364,413	300,244	325,765
Other real estate, net:
Residential	21,637	25,660	30,544	29,291	30,661
Commercial	3,273	3,572	3,407	5,748	5,609
Total other real estate, net	24,910	29,232	33,951	35,039	36,270
Other NPAs (2)	—	2,440	2,440	2,440	2,440
Total nonperforming assets	$381,387	$396,011	$400,804	$337,723	$364,475

Nonaccrual loans and leases as a % of total loans and leases	0.72%	0.75%	0.76%	0.63%	0.70%
NPA ratio(3)	0.77	0.81	0.84	0.71	0.78
(NPA+90days)/(Loan+OREO)(4)	0.98	1.03	1.08	0.98	1.08

	2015	2015	2015	2014	2014
	September 30,	June 30,	March 31,	December 31,	September 30,
Nonperforming assets, beginning of period	$396,011	$400,804	$337,723	$364,475	$362,092
New nonperforming assets	139,604	125,105	162,862	87,022	102,834
Returns to accruing status	(13,641)	(46,120)	(17,968)	(20,024)	(24,884)
Loan and lease losses	(45,667)	(33,797)	(41,574)	(36,108)	(36,387)
Payments	(78,516)	(38,396)	(30,578)	(48,645)	(29,121)
Sales and transfers to held-for-sale	(16,404)	(11,585)	(9,661)	(8,997)	(10,059)
Nonperforming assets, end of period	$381,387	$396,011	$400,804	$337,723	$364,475

(1)	Excludes loans transferred to held-for-sale.

(2)	Other nonperforming assets includes certain impaired investment securities.

(3)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.

(4)	The sum of nonperforming assets and total accruing loans and leases past due 90 days or more divided by the sum of loans and leases and other real estate.

Huntington Bancshares Incorporated
Quarterly Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans
(Unaudited)

	2015	2015	2015	2014	2014
(dollar amounts in thousands)	September 30,	June 30,	March 31,	December 31,	September 30,
Accruing loans and leases past due 90 days or more:
Commercial and industrial	$6,571	$6,621	$5,935	$4,937	$7,458
Commercial real estate	12,178	10,920	16,351	18,793	26,285
Automobile	6,873	4,269	4,746	5,703	4,827
Residential mortgage (excluding loans guaranteed by the U.S. Government)	17,492	21,869	21,034	33,040	33,331
Home equity	10,764	11,713	11,132	12,159	14,809
Other consumer	1,087	846	727	837	638
Total, excl. loans guaranteed by the U.S. Government	54,965	56,238	59,925	75,469	87,348
Add: loans guaranteed by U.S. Government	50,643	50,640	53,010	55,012	54,778
Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$105,608	$106,878	$112,935	$130,481	$142,126

Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.11%	0.12%	0.13%	0.16%	0.19%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.10	0.10	0.11	0.12	0.11
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.21	0.22	0.24	0.27	0.30

Accruing troubled debt restructured loans:
Commercial and industrial	$241,327	$233,346	$162,207	$116,331	$89,783
Commercial real estate	103,767	158,056	161,515	177,156	186,542
Automobile	24,537	24,774	25,876	26,060	31,480
Home equity	(1) 192,356	279,864	265,207	252,084	229,500
Residential mortgage	277,154	266,986	268,441	265,084	271,762
Other consumer	4,569	4,722	4,879	4,018	3,313
Total accruing troubled debt restructured loans	$843,710	$967,748	$888,125	$840,733	$812,380

Nonaccruing troubled debt restructured loans:
Commercial and industrial	$54,933	$46,303	$21,246	$20,580	$19,110
Commercial real estate	12,806	19,490	28,676	24,964	28,618
Automobile	5,400	4,030	4,283	4,552	4,817
Home equity	(2) 19,188	26,568	26,379	27,224	25,149
Residential mortgage	68,577	65,415	69,799	69,305	72,729
Other consumer	152	160	165	70	74
Total nonaccruing troubled debt restructured loans	$161,056	$161,966	$150,548	$146,695	$150,497

(1)	Excludes approximately $87.9 million in home equity TDRs transferred to held-for-sale.

(2)	Excludes approximately $8.9 million in home equity TDRs transferred to held-for-sale.

Huntington Bancshares Incorporated
Quarterly Capital Under Current Regulatory Standards (Basel III) and Other Capital Data
(Unaudited)

	2015	2015	2015
(dollar amounts in millions except per share amounts)	September 30,	June 30,	March 31,
Common equity tier 1 risk-based capital ratio:(1)
Total shareholders’ equity	$6,583	$6,496	$6,462
Regulatory capital adjustments:
Shareholders’ preferred equity	(386)	(386)	(386)
Accumulated other comprehensive income offset	140	186	161
Goodwill and other intangibles, net of related taxes	(697)	(701)	(700)
Deferred tax assets that arise from tax loss and credit carryforwards	(15)	(15)	(36)
Common equity tier 1 capital	5,625	5,580	5,501
Additional tier 1 capital
Shareholders’ preferred equity	386	386	386
Qualifying capital instruments subject to phase-out	76	76	76
Other	(22)	(22)	(53)
Tier 1 capital	6,065	6,020	5,910
Long-term debt and other tier 2 qualifying instruments	623	623	648
Qualifying allowance for loan and lease losses	656	655	660
Other	—	—	—
Tier 2 capital	1,279	1,278	1,308
Total risk-based capital	$7,344	$7,298	$7,218
Risk-weighted assets (RWA)(1)	57,839	57,850	57,840
Common equity tier 1 risk-based capital ratio(1)	9.72%	9.65%	9.51%
Other regulatory capital data:
Tier 1 leverage ratio(1)	8.85%	8.98%	9.04%
Tier 1 risk-based capital ratio(1)	10.49	10.41	10.22
Total risk-based capital ratio(1)	12.70	12.62	12.48
Tangible common equity / RWA ratio(1)	9.48	9.32	9.25

(1)	September 30, 2015, figures are estimated and are presented on a Basel III basis, including the standardized approach for calculating risk-weighted assets.

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Non-Regulatory Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	2015	2015	2015	2014	2014
	Third	Second	First	Fourth	Third
Common stock price, per share
High(1)	$11.900	$11.720	$11.300	$10.740	$10.300
Low(1)	10.000	10.670	9.630	8.800	9.290
Close	10.600	11.310	11.050	10.520	9.730
Average closing price	11.157	11.192	10.559	9.972	9.790
Dividends, per share
Cash dividends declared per common share	$0.06	$0.06	$0.06	$0.06	$0.05
Common shares outstanding
Average - basic	800,883	806,891	809,778	811,967	816,497
Average - diluted	814,326	820,238	823,809	825,338	829,623
Ending	796,659	803,066	808,528	811,455	814,454
Tangible book value per common share(2)	$6.88	$6.71	$6.62	$6.62	$6.53
Common share repurchases
Number of shares repurchased	6,764	8,834	4,949	3,605	5,438
Non-regulatory capital

	2015	2015	2015	2014	2014
(dollar amounts in millions)	September 30,	June 30,	March 31,	December 31,	September 30,
Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$6,583	$6,496	$6,462	$6,328	$6,284
Less: goodwill	(677)	(678)	(678)	(523)	(523)
Less: other intangible assets	(59)	(63)	(73)	(75)	(85)
Add: related deferred tax liability(2)	21	22	25	26	30
Total tangible equity	5,868	5,777	5,736	5,756	5,706
Less: preferred equity	(386)	(386)	(386)	(386)	(386)
Total tangible common equity	$5,482	$5,391	$5,350	$5,370	$5,320
Total assets	$70,210	$68,846	$68,003	$66,298	$64,331
Less: goodwill	(677)	(678)	(678)	(523)	(523)
Less: other intangible assets	(59)	(63)	(73)	(75)	(85)
Add: related deferred tax liability(2)	21	22	25	26	30
Total tangible assets	$69,495	$68,127	$67,277	$65,726	$63,753
Tangible equity / tangible asset ratio	8.44%	8.48%	8.53%	8.76%	8.95%
Tangible common equity / tangible asset ratio	7.89	7.91	7.95	8.17	8.35
Tier 1 leverage ratio(4)	N.A.	N.A.	N.A.	9.74	9.83
Tier 1 risk-based capital ratio(4)	N.A.	N.A.	N.A.	11.50	11.61
Total risk-based capital ratio(4)	N.A.	N.A.	N.A.	13.56	13.72
Tangible common equity / risk-weighted assets ratio(4)	N.A.	N.A.	N.A.	9.86	9.99
Other data:
Number of employees (Average full-time equivalent)	12,367	12,274	11,914	11,875	11,946
Number of domestic full-service branches(3)	756	735	733	729	753

(1)	High and low stock prices are intra-day quotes obtained from Bloomberg.

(2)	Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(3)	Includes Regional Banking and The Huntington Private Client Group offices.

(4)	Ratios are calculated on the Basel I basis.

N.A.
On January 1, 2015, we became subject to the Basel III capital requirements and the standardized approach for calculating risk-weighted assets in accordance with subpart D of the final capital rule. See page 16 for Basel III capital ratios.

Huntington Bancshares Incorporated
Consolidated Year to Date Average Balance Sheets
(Unaudited)

	YTD Average Balances
	Nine Months Ended September 30,		Change
(dollar amounts in millions)	2015	2014	Amount	Percent
Assets
Interest-bearing deposits in banks	$90	$85	$5	6%
Loans held for sale	706	306	400	131
Securities:
Available-for-sale and other securities:
Taxable	7,966	6,615	1,351	20
Tax-exempt	2,014	1,344	670	50
Total available-for-sale and other securities	9,980	7,959	2,021	25
Trading account securities	49	45	4	9
Held-to-maturity securities - taxable	3,299	3,671	(372)	(10)
Total securities	13,328	11,675	1,653	14
Loans and leases:(1)
Commercial:
Commercial and industrial	19,581	18,161	1,420	8
Commercial real estate:
Construction	987	697	290	42
Commercial	4,227	4,274	(47)	(1)
Commercial real estate	5,214	4,971	243	5
Total commercial	24,795	23,132	1,663	7
Consumer:
Automobile	8,582	7,387	1,195	16
Home equity	8,504	8,376	128	2
Residential mortgage	5,906	5,579	327	6
Other consumer	458	389	69	18
Total consumer	23,450	21,731	1,719	8
Total loans and leases	48,245	44,863	3,382	8
Allowance for loan and lease losses	(610)	(641)	31	(5)
Net loans and leases	47,635	44,222	3,413	8
Total earning assets	62,369	56,929	5,440	10
Cash and due from banks	1,140	888	252	28
Intangible assets	693	570	123	22
All other assets	4,231	3,934	297	8
Total assets	$67,823	$61,680	$6,143	10%
Liabilities and shareholders’ equity
Deposits:
Demand deposits - noninterest-bearing	$16,061	$13,586	$2,475	18%
Demand deposits - interest-bearing	6,455	5,878	577	10
Total demand deposits	22,516	19,464	3,052	16
Money market deposits	19,228	17,753	1,475	8
Savings and other domestic deposits	5,222	5,025	197	4
Core certificates of deposit	2,661	3,403	(742)	(22)
Total core deposits	49,627	45,645	3,982	9
Other domestic deposits of $250,000 or more	199	256	(57)	(22)
Brokered deposits and negotiable CDs	2,694	2,040	654	32
Deposits in foreign offices	537	339	198	58
Total deposits	53,057	48,280	4,777	10
Short-term borrowings	1,623	2,787	(1,164)	(42)
Long-term debt	5,199	3,340	1,859	56
Total interest-bearing liabilities	43,818	40,821	2,997	7
All other liabilities	1,442	1,038	404	39
Shareholders’ equity	6,502	6,235	267	4
Total liabilities and shareholders’ equity	$67,823	$61,680	$6,143	10%

(1)	Includes nonaccrual loans.

Huntington Bancshares Incorporated
Consolidated Year to Date Net Interest Margin - Interest Income / Expense(1)
(Unaudited)

	YTD Interest Income / Expense
	Nine Months Ended September 30,
(dollar amounts in thousands)	2015	2014
Assets
Interest-bearing deposits in banks	$73	$53
Loans held for sale	18,488	9,162
Securities:
Available-for-sale and other securities:
Taxable	151,522	123,549
Tax-exempt	46,834	30,844
Total available-for-sale and other securities	198,356	154,393
Trading account securities	387	293
Held-to-maturity securities - taxable	61,220	67,711
Total securities	259,963	222,397
Loans and leases:
Commercial:
Commercial and industrial	520,906	481,954
Commercial real estate:
Construction	27,204	22,380
Commercial	111,311	125,403
Commercial real estate	138,515	147,783
Total commercial	659,421	629,737
Consumer:
Automobile	207,056	191,482
Home equity	254,851	257,105
Residential mortgage	164,976	158,082
Other consumer	29,230	20,847
Total consumer	656,113	627,516
Total loans and leases	1,315,534	1,257,253
Total earning assets	1,594,058	1,488,865
Liabilities
Deposits:
Demand deposits - noninterest-bearing	$—	$—
Demand deposits - interest-bearing	2,888	1,684
Total demand deposits	2,888	1,684
Money market deposits	31,861	31,895
Savings and other domestic deposits	5,529	6,688
Core certificates of deposit	15,578	21,234
Total core deposits	55,856	61,501
Other domestic deposits of $250,000 or more	645	816
Brokered deposits and negotiable CDs	3,368	3,600
Deposits in foreign offices	527	327
Total deposits	60,396	66,244
Short-term borrowings	1,465	2,122
Long-term debt	54,681	36,582
Total interest-bearing liabilities	116,542	104,948
Net interest income	$1,477,516	$1,383,917

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 35% tax rate. See page 21 for the FTE adjustment.

Huntington Bancshares Incorporated
Consolidated Year to Date Net Interest Margin - Yield
(Unaudited)

	YTD Average Rates(2)
	Nine Months Ended September 30,
Fully-taxable equivalent basis(1)	2015	2014
Assets
Interest-bearing deposits in banks	0.11%	0.08%
Loans held for sale	3.49	3.99
Securities:
Available-for-sale and other securities:
Taxable	2.54	2.49
Tax-exempt	3.10	3.06
Total available-for-sale and other securities	2.65	2.59
Trading account securities	1.06	0.87
Held-to-maturity securities - taxable	2.47	2.46
Total securities	2.60	2.54
Loans and leases:(3)
Commercial:
Commercial and industrial	3.51	3.50
Commercial real estate:
Construction	3.64	4.24
Commercial	3.47	3.87
Commercial real estate	3.50	3.92
Total commercial	3.51	3.59
Consumer:
Automobile	3.23	3.47
Home equity	4.01	4.10
Residential mortgage	3.72	3.78
Other consumer	8.53	7.16
Total consumer	3.74	3.86
Total loans and leases	3.62	3.72
Total earning assets	3.42%	3.50%
Liabilities
Deposits:
Demand deposits - noninterest-bearing	—%	—%
Demand deposits - interest-bearing	0.06	0.04
Total demand deposit	0.02	0.01
Money market deposits	0.22	0.24
Savings and other domestic deposits	0.14	0.18
Core certificates of deposit	0.78	0.83
Total core deposits	0.22	0.26
Other domestic deposits of $250,000 or more	0.43	0.43
Brokered deposits and negotiable CDs	0.17	0.24
Deposits in foreign offices	0.13	0.13
Total deposits	0.22	0.26
Short-term borrowings	0.12	0.10
Long-term debt	1.40	1.46
Total interest bearing liabilities	0.36	0.34
Net interest rate spread	3.06	3.15
Impact of noninterest-bearing funds on margin	0.11	0.10
Net interest margin	3.17%	3.25%

Commercial Loan Derivative Impact
(Unaudited)

	YTD Average Rates
	Nine Months Ended September 30,
Fully-taxable equivalent basis(1)	2015	2014
Commercial loans(2)(3)	3.31%	3.36%
Impact of commercial loan derivatives	0.20%	0.23%
Total commercial - as reported	3.51%	3.59%

Average 30 day LIBOR	0.20%	0.15%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 21 for the FTE adjustment.

(2)	Loan and lease and deposit average rates include impact of applicable derivatives, non-deferrable fees, and amortized fees.

(3)	Includes the impact of nonacrrual loans.

Huntington Bancshares Incorporated
Selected Year to Date Income Statement Data(1)
(Unaudited)

	Nine Months Ended September 30,		Change
(dollar amounts in thousands, except per share amounts)	2015	2014	Amount	Percent
Interest income	$1,570,368	$1,468,837	$101,531	7%
Interest expense	116,542	104,948	11,594	11
Net interest income	1,453,826	1,363,889	89,937	7
Provision for credit losses	63,486	78,495	(15,009)	(19)
Net interest income after provision for credit losses	1,390,340	1,285,394	104,946	8
Service charges on deposit accounts	207,495	206,333	1,162	1
Trust services	80,561	87,191	(6,630)	(8)
Electronic banking	88,489	77,408	11,081	14
Mortgage banking income	80,435	70,857	9,578	14
Brokerage income	45,743	52,227	(6,484)	(12)
Insurance income	49,736	49,221	515	1
Bank owned life insurance income	38,959	42,060	(3,101)	(7)
Capital markets fees	39,838	29,940	9,898	33
Gain on sale of loans	22,915	15,683	7,232	46
Securities gains (losses)	270	17,658	(17,388)	(98)
Other income	112,074	97,323	14,751	15
Total noninterest income	766,515	745,901	20,614	3
Personnel costs	833,321	785,486	47,835	6
Outside data processing and other services	167,578	158,901	8,677	5
Net occupancy	88,942	96,511	(7,569)	(8)
Equipment	93,246	87,682	5,564	6
Professional services	37,281	43,890	(6,609)	(15)
Marketing	40,178	38,094	2,084	5
Deposit and other insurance expense	33,504	35,945	(2,441)	(7)
Amortization of intangibles	24,079	28,624	(4,545)	(16)
Other expense	159,013	123,942	35,071	28
Total noninterest expense	1,477,142	1,399,075	78,067	6
Income before income taxes	679,713	632,220	47,493	8
Provision for income taxes	165,065	163,442	1,623	1
Net income	514,648	468,778	45,870	10
Dividends on preferred shares	23,901	23,891	10	—
Net income applicable to common shares	$490,747	$444,887	$45,860	10%
Average common shares - basic	805,851	820,884	(15,033)	(2)%
Average common shares - diluted	819,458	833,927	(14,469)	(2)
Per common share
Net income - basic	$0.61	$0.54	$0.07	13
Net income - diluted	0.60	0.53	0.07	13
Cash dividends declared	0.18	0.15	0.03	20
Revenue - fully taxable equivalent (FTE)
Net interest income	$1,453,826	$1,363,889	$89,937	7
FTE adjustment(2)	23,690	20,028	3,662	18
Net interest income	1,477,516	1,383,917	93,599	7
Noninterest income	766,515	745,901	20,614	3
Total revenue	$2,244,031	$2,129,818	$114,213	5%

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to Significant Items.

(2)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

Huntington Bancshares Incorporated
Year to Date Mortgage Banking Income
(Unaudited)

	Nine Months Ended September 30,		Change
(dollar amounts in thousands, except as noted)	2015	2014	Amount	Percent
Mortgage banking income
Origination and secondary marketing	$66,387	$44,332	$22,055	50%
Servicing fees	32,282	32,598	(316)	(1)
Amortization of capitalized servicing	(20,024)	(18,052)	(1,972)	(11)
Other mortgage banking income	8,707	11,822	(3,115)	(26)
Subtotal	87,352	70,700	16,652	24
MSR valuation adjustment(1)	(8,752)	(3,654)	(5,098)	(140)
Net trading gains (losses) related to MSR hedging	1,835	3,811	(1,976)	(52)
Total mortgage banking income	$80,435	$70,857	$9,578	14%

Mortgage originations (in millions)	$3,693	$2,636	$1,057	40%
Capitalized mortgage servicing rights(2)	153,532	161,900	(8,368)	(5)
Total mortgages serviced for others (in millions)(2)	15,941	15,593	348	2
MSR % of investor servicing portfolio	0.96%	1.04%	0.01%	(8)

Net impact of MSR hedging
MSR valuation adjustment(1)	$(8,752)	$(3,654)	$(5,098)	(140)
Net trading gains (losses) related to MSR hedging	1,835	3,811	(1,976)	(52)
Net gain (loss) on MSR hedging	$(6,917)	$157	N.R.	N.R.

N.R.	Not relevant

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Year to Date Credit Reserves Analysis
(Unaudited)

	Nine Months Ended September 30,
(dollar amounts in thousands)	2015	2014
Allowance for loan and lease losses, beginning of period	$605,196	$647,870
Loan and lease losses	(162,920)	(190,349)
Recoveries of loans previously charged off	96,950	88,697
Net loan and lease losses	(65,970)	(101,652)
Provision for loan and lease losses	60,069	85,945
Allowance of assets sold or transferred to loans held for sale	(7,357)	(1,127)
Allowance for loan and lease losses, end of period	591,938	631,036

Allowance for unfunded loan commitments and letters of credit, beginning of period	$60,806	$62,899
Provision for (reduction in) unfunded loan commitments and letters of credit losses	3,417	(7,450)
Allowance for unfunded loan commitments and letters of credit, end of period	64,223	55,449
Total allowance for credit losses	$656,161	$686,485

Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.19%	1.35%
Nonaccrual loans and leases (NALs)	166	194
Nonperforming assets (NPAs)	155	173

Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.32%	1.47%
Nonaccrual loans and leases (NALs)	184	211
Nonperforming assets (NPAs)	172	188

Huntington Bancshares Incorporated
Year to Date Net Charge-Off Analysis
(Unaudited)

	Nine Months Ended September 30,
(dollar amounts in thousands)	2015	2014
Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$25,672	$31,790
Commercial real estate:
Construction	(528)	2,918
Commercial	(11,780)	(12,103)
Commercial real estate	(12,308)	(9,185)
Total commercial	13,364	22,605
Consumer:
Automobile	12,598	11,544
Home equity	15,144	30,626
Residential mortgage	6,968	16,693
Other consumer	17,896	20,184
Total consumer	52,606	79,047
Total net charge-offs	$65,970	$101,652

Net charge-offs - annualized percentages:
Commercial:
Commercial and industrial	0.17%	0.23%
Commercial real estate:
Construction	(0.07)	0.56
Commercial	(0.37)	(0.38)
Commercial real estate	(0.31)	(0.25)
Total commercial	0.07	0.13
Consumer:
Automobile	0.20	0.21
Home equity	0.24	0.49
Residential mortgage	0.16	0.40
Other consumer	5.21	6.91
Total consumer	0.30	0.48
Net charge-offs as a % of average loans	0.18%	0.30%

Huntington Bancshares Incorporated
Year to Date Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	September 30,
(dollar amounts in thousands)	2015	2014
Nonaccrual loans and leases (NALs): (1)
Commercial and industrial	$157,902	$90,265
Commercial real estate	27,516	59,812
Automobile	5,551	4,834
Residential mortgage	98,908	98,139
Home equity	66,446	72,715
Other consumer	154	—
Total nonaccrual loans and leases	356,477	325,765
Other real estate, net:
Residential	21,637	30,661
Commercial	3,273	5,609
Total other real estate, net	24,910	36,270
Other NPAs(2)	—	2,440
Total nonperforming assets (4)	$381,387	$364,475

Nonaccrual loans and leases as a % of total loans and leases	0.72%	0.70%
NPA ratio(3)	0.77	0.78

	Nine Months Ended September 30,
(dollar amounts in thousands)	2015	2014
Nonperforming assets, beginning of period	$337,723	$352,160
New nonperforming assets	427,571	344,239
Returns to accruing status	(77,729)	(57,217)
Loan and lease losses	(121,038)	(138,629)
Payments	(147,490)	(110,301)
Sales and transfers to held-for-sale	(37,650)	(25,777)
Nonperforming assets, end of period (3)	$381,387	$364,475

(1)	Excludes loans transferred to held-for-sale.

(2)	Other nonperforming assets represent an investment security backed by a municipal bond.

(3)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.

(4)	Nonaccruing troubled debt restructured loans on page 26 are included in the total nonperforming assets balance.

Huntington Bancshares Incorporated
Year to Date Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans
(Unaudited)

	September 30,
(dollar amounts in thousands)	2015	2014
Accruing loans and leases past due 90 days or more:
Commercial and industrial	$6,571	$7,458
Commercial real estate	12,178	26,285
Automobile	6,873	4,827
Residential mortgage (excluding loans guaranteed by the U.S. Government)	17,492	33,331
Home equity	10,764	14,809
Other consumer	1,087	638
Total, excl. loans guaranteed by the U.S. Government	54,965	87,348
Add: loans guaranteed by U.S. Government	50,643	54,778
Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$105,608	$142,126
Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.11%	0.19%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.10	0.11
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.21	0.30
Accruing troubled debt restructured loans:
Commercial and industrial	$241,327	$89,783
Commercial real estate	103,767	186,542
Automobile	24,537	31,480
Home equity	(1) 192,356	229,500
Residential mortgage	277,154	271,762
Other consumer	4,569	3,313
Total accruing troubled debt restructured loans	$843,710	$812,380
Nonaccruing troubled debt restructured loans:
Commercial and industrial	$54,933	$19,110
Commercial real estate	12,806	28,618
Automobile	5,400	4,817
Home equity	(2) 19,188	25,149
Residential mortgage	68,577	72,729
Other consumer	152	74
Total nonaccruing troubled debt restructured loans	$161,056	$150,497

(1)	Excludes approximately $87.9 million in home equity TDRs transferred to held-for-sale.

(2)	Excludes approximately $8.9 million in home equity TDRs transferred to held-for-sale.